Note 15.6 e) - Employees' Postretirement Benefits and Other Benefits, Benefit payments expected to be paid by the pension fund in the next 10 years (Detail) (USD $) In Millions	Dec. 31, 2011	Dec. 31, 2010 Defined- Benefits	Dec. 31, 2010 Variable Contribution [Member]	Dec. 31, 2010 Health Care Benefit [Member]
Plan Assets [Line Items]
2010	$ 1,695	$ 1,687	$ 8	$ 370
2011		1,887	13	411
2012		2,082	19	456
2013		2,287	26	499
2014		2,510	34	552
Subsequent five years		$ 16,247	$ 364	$ 3,641